Filed pursuant to Rule 497

File No. 333-277452

Rule 482ad

December 9, 2024

Gladstone Investment Corporation Announces Notes Offering

McLean, VA, December 9, 2024: Gladstone Investment Corporation (Nasdaq: GAIN) (the “Company”) today announced that it plans to make a public offering of Notes due 2030 (the “Notes”). The Company expects to list the Notes on the Nasdaq Global Select Market under the trading symbol “GAINI” within 30 days of issuance. Oppenheimer & Co. Inc., B. Riley Securities, Inc., Lucid Capital Markets, LLC and Piper Sandler & Co. are acting as joint book-running managers for this offering. InspereX LLC, Janney Montgomery Scott LLC and Wedbush Securities Inc. are acting as co-managers for this offering.

The Company intends to repay a portion of the amount outstanding under its revolving credit facility, to fund new investment opportunities, and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated December 9, 2024, and the accompanying prospectus, dated April 18, 2024, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333–277452).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Investment Corporation: Gladstone Investment Corporation is a publicly traded business development company that seeks to make secured debt and equity investments in lower middle market businesses in the United States in connection with acquisitions, changes in control and recapitalizations.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of Notes and the anticipated use of the net proceeds by the Company. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Investment Corporation, 703-287-5893.